THE ADVISORS' INNER CIRCLE FUND II

                    UTENDAHL INSTITUTIONAL MONEY MARKET FUND

                        SUPPLEMENT DATED DECEMBER 4, 2008
                                     TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 28, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

FUND CLOSED TO NEW INVESTMENTS; REDEMPTIONS IN-KIND

The Fund is not accepting investments from existing or prospective shareholders. Furthermore, the Fund continues to satisfy redemption requests through the payment of redemption proceeds that consist of a combination of in-kind securities and cash in the same proportion that such securities and cash are held by the Fund as of the close of business on the day of the redemption request. You will be notified in the event of any change in these policies.

PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Utendahl Institutional Money Market Fund (the "Fund"), with the approval of the Board of Trustees of the Advisors' Inner Circle Fund II, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Treasury has accepted the Fund's application to participate in the Program and has entered into a Guarantee Agreement with the Fund dated September 19, 2008. The Fund paid a fee to participate in the initial term of the Program.

Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

             o For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

             o The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

             o    Recovery under the Program requires the Fund to liquidate.

             o In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The initial term of the Program expires on December 18, 2008. The Treasury has announced that the Program will be extended for a second term, which expires on April 30, 2009. The Program may be further extended at the sole discretion of the Treasury, but, in any event, will terminate no later than September 18, 2009. The Fund expects to be able to satisfy the conditions that will enable it to continue to participate in the Program, as extended. Continued participation in the Program will require payment of an additional fee. The cost of the Fund's continued participation in the Program will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program is available at http://www.ustreas.gov.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 UCM-SK-010-0100